                             OLYMPIC FINANCIAL LTD.
                          7825 WASHINGTON AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55439

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, having duly received Notice of Annual Meeting of shareholders and the Proxy Statement, dated March , 1997, hereby appoints Richard A. Greenawalt and James L. Davis as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of Olympic Financial Ltd. held of record by the undersigned on March 19, 1997, at the Annual Meeting of shareholders to be held on Monday, April 28, 1997, at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota, at 3:30 p.m., and at any adjournment thereof.

1.   PROPOSAL TO ELECT NINE    / / FOR all nominees      / / WITHHOLD AUTHORITY
     DIRECTORS, EACH FOR A     listed below                to vote for all
     ONE-YEAR TERM.              (except as marked to      nominees listed below
                                 the contrary below)

Richard A. Greenawalt, Scott H. Anderson, Lawrence H. Bistodeau, James L. Davis
   A. Mark Berlin, Jr., Robert J. Cresci, Warren Kantor, Robert A. Marshall,
                             Frederick W. Zuckerman

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
________________________________________________________________________________

2. PROPOSAL TO APPROVE A RESOLUTION TO AMEND ARTICLE I OF THE RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM OLYMPIC FINANCIAL LTD. TO ARCADIA FINANCIAL LTD.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. PROPOSAL TO AMEND THE 1992 DIRECTOR STOCK OPTION PLAN TO (INCREASE THE NUMBER OF OPTIONS TO PURCHASE SHARES GRANTED TO EACH OUTSIDE DIRECTOR EACH YEAR COMMENCING IN 1997 TO 15,000 SHARES AND TO GRANT A ONE TIME GRANT OF AN OPTION TO PURCHASE 10,000 SHARES TO EACH OUTSIDE DIRECTOR AS OF JANUARY 2, 1997

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. PROPOSAL TO AMEND THE COMPANY'S 1990 STOCK OPTION PLAN TO (1) INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UPON EXERCISE OF OPTIONS (2) ALLOW FOR THE EXERCISE OF EACH OPTION CUMULATIVELY TO THE EXTENT OF 100% OF THE SHARES SUBJECT TO THE OPTION REGARDLESS OF WHETHER OTHERWISE EXERCISABLE BY THE OPTIONEE IN THE EVENT OF (i) DEATH OF OPTIONEE OR (ii) A CHANGE OF CONTROL OF THE COMPANY, AND (3) PROVIDE FOR A PER PERSON MAXIMUM ON THE NUMBER OF OPTION SHARES GRANTED

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5.   PROPOSAL TO APPROVE THE GRANTING OF TWO STOCK OPTIONS TO WARREN KANTOR.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

6. PROPOSAL TO APPROVE THE GRANT OF AN OPTION TO PURCHASE 1,200,000 SHARES OF COMMON STOCK TO RICHARD A. GREENAWALT

            / /  FOR            / /  AGAINST            / /  ABSTAIN

7.   RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                                 OTHER MATTERS

      The Board of Directors knows of no other matters that may be brought before the meeting which require submission to a vote of the shareholders. If any other matters are properly brought before the meeting, however, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3, 4, 5, 6 AND 7. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

    Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                          Dated: _________________________, 1997
                                          ______________________________________
                                          ______________________________________
                                          PLEASE MARK,  SIGN,  DATE  AND  RETURN
                                          THIS  PROXY  CARD  PROMPTLY  USING THE
                                          ENCLOSED ENVELOPE.